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This is filed pursuant to Rule 497(e).


                             Alliance Institutional Funds
ALLIANCE CAPITAL (logo)      Alliance Quasar Institutional Fund
________________________________________________________________

Supplement dated November 2, 1998 to the Prospectus of Alliance
Institutional Funds, Inc. (the "Company") dated November 14,
1997.

EXPENSE INFORMATION

The following information supercedes certain information regarding Alliance Quasar Institutional Fund under "Expense
Information."

Quasar Institutional Fund

                        Class II                      Class II
Management fees          1.00%      after 1 year         $14
12b-1 fees                .05%      after 3 years        $43
Other expenses (b)        .30%      after 5 years        $74
Total Fund                          after 10 years       $162
  Operating
  Expenses (c)(d)        1.35%

(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. Reflects the undertaking of Alliance to reimburse the Fund to the extent necessary to ensure that "total fund operating expenses" do not exceed the amount shown above. In the absence of such an undertaking, it is estimated that "other expenses" would have been 1.05%.
(c) Reflects the undertaking of Alliance to limit "total fund operating expenses." In the absence of such an undertaking, it is estimated that "total fund operating expenses" would have been 2.35%.
(d) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.

HOW TO BUY SHARES

The following information supercedes certain information regarding the Company under "How to Buy Shares."

An Employee Plan is eligible to purchase Class I or Class II shares of a Fund only if the Plan invests at least $10 million, cumulatively, in any or all of the classes of the Funds.









(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

















































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